UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 5, 2005

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 5, 2005, LCC International, Inc. (the "Company") issued a press release announcing its results for the second and third quarters of 2005. The Company also announced that it had filed its 10-Qs for the second and third quarters of 2005 with the Securities and Exchange Commission on December 5, 2005. The Company also refiled its 10-K/A for 2004 to correct minor typographical and editing errors.

The Company will hold a conference call on Wednesday, December 7, 2005 at 8:45 a.m. EST to discuss its amended filings for the third quarter of 2004, full year 2004 and first quarter of 2005 and its quarterly filings for the second and third quarters of 2005. Information regarding the conference call may be found in the Press Release.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the Press Release which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits 99.1 Press Release, dated December 5, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

December 5, 2005	By:	Charles R. Waldron

Name: Charles R. Waldron
Title: Senior Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 5, 2005, issued by LCC International, Inc.